Exhibit 99.1

INNOVATIVE SOLUTIONS & SUPPORT ANNOUNCES ACQUISITION OF ADDITIONAL HONEYWELL PRODUCT LINES

Exton, PA, July 29, 2024 – Innovative Solutions & Support, Inc. (Nasdaq: ISSC) ("IS&S" or the "Company"), today announced it has entered into an exclusive license agreement and acquired additional key assets for certain Communication and Navigation product lines from Honeywell International, Inc. (“Honeywell”). This license complements the previous Honeywell license and asset acquisition completed in June 2023.

Under the agreement, IS&S will license the exclusive Intellectual Property rights to manufacture, upgrade and repair additional Honeywell Communication and Navigation products. The purchased assets include existing inventory required to manufacture, repair, and upgrade the products.

“We are excited by the opportunity to license these additional product lines from Honeywell, which is consistent with our growth strategy, and builds on the successful transaction completed last year,” stated Shahram Askarpour, Chief Executive Officer of IS&S. “These new products will further strengthen our offerings in the air transport, business aviation, and military markets, establish relationships with new key customers and enable us to further leverage the operational capacity in our state-of-the-art Exton manufacturing facility. The product lines previously licensed from Honeywell have provided us the opportunity to generate new incremental revenue streams, drive operating efficiencies, and partner with new customers to pursue new business development opportunities, and we see similar potential benefits from these new assets.”

“The additional product lines licensed from Honeywell are complementary to our legacy product portfolio, consistent with the key pillars of our acquisition strategy,” stated Jeff DiGiovanni, Chief Financial officer of IS&S. “Following the transaction, we maintain a strong financial profile, with our cash and availability under our existing credit facility providing us ample liquidity to support ongoing operations, as well as the financial flexibility to pursue our growth objectives, including additional potential acquisitions, which is becoming an important part of our growth strategy.”

ABOUT INNOVATIVE SOLUTIONS & SUPPORT

Headquartered in Exton, Pa., Innovative Solutions & Support, Inc. (www.innovative-ss.com) is a systems integrator that designs and manufactures flight guidance and cockpit display systems for Original Equipment Manufacturers (OEMs) and retrofit applications. The Company supplies integrated Flight Management Systems (FMS), Auto-Throttle Systems and advanced GPS receivers for precision low carbon footprint navigation.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to the historical information contained herein, this press release contains “forward-looking statements” within the meaning of, and intended to be covered by, the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, statements about future revenue, financial performance and profitability, future business opportunities, and the impact of the Honeywell asset acquisition and other acquisitions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions, risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause results to differ materially from those expressed or implied by such forward-looking statements include, but are not limited to, the Company’s ability to efficiently integrate acquisitions, including the Honeywell asset acquisition, into its operations; a reduction in anticipated orders; an economic downturn; changes in the competitive marketplace and/or customer requirements; an inability to perform customer contracts at anticipated cost levels; and other factors that generally affect the economic and business environments in which the Company operates. Such factors are detailed in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and subsequent reports filed with the Securities and Exchange Commission. Many of the factors that will determine the Company’s future results are beyond the ability of management to control or predict. Readers should not place undue reliance on forward-looking statements. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

IR CONTACT

Paul Bartolai or Noel Ryan

ISSC@val-adv.com